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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 June 7, 2002
               Date of Report (Date of earliest event reported)

                                 INERGY, L.P.
            (Exact name of Registrant as specified in its charter)

          Delaware                    0-32453                 43-1918951
      (State or other            (Commission File            (IRS Employer
jurisdiction of incorporation)        Number)            Identification Number)

                              2 Brush Creek Blvd.
                             Kansas City, MO 64112
                   (Address of principal executive offices)

                                (816) 842-8181
             (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure

   On June 7, 2002, Inergy Propane, LLC ("Inergy Propane"), a wholly owned subsidiary of Inergy, L.P. (the "Registrant") entered into a note purchase agreement with a group of institutional lenders pursuant to which it issued $85.0 million aggregate principal amount of senior secured notes with a weighted average interest rate of 9.07% and a weighted average maturity of 5.9 years. The senior secured notes consist of the following: $35.0 million principal amount of 8.85% senior secured notes with a 5-year maturity, $25.0 million principal amount of 9.10% senior secured notes with a 6-year maturity, and $25.0 million principal amount of 9.34% senior secured notes with a 7-year maturity.

   The notes represent senior secured obligations of Inergy Propane and will rank at least pari passu in right of payment with all other present and future senior indebtedness of Inergy Propane. The notes are secured, on an equal and ratable basis with the obligations of Inergy Propane under its existing bank credit facility, by (i) a first priority lien on substantially all of the existing and future assets of Inergy Propane and its current and future subsidiaries, (ii) a lien on all of our existing and future equity and other interests in Inergy Propane and (iii) a lien on all of Inergy Propane's existing and future equity and other interests in each of its current and future subsidiaries.

   The senior secured notes are guaranteed by Inergy Propane's subsidiaries, IPCH Acquisition Corp. and the Registrant. The IPCH Acquisition Corp. guaranty is limited to $35 million.

   The senior secured notes are redeemable, at Inergy Propane's option, at a purchase price equal to 100% of the principal amount together with accrued interest, plus a make-whole amount determined in accordance with the note purchase agreement.

   In addition, so long as any of the notes are outstanding or any amounts are owed by Inergy Propane to any holder of the notes, the note purchase agreement relating to the notes limits the ability of Inergy Propane and, in certain cases, its subsidiaries to (subject to various exceptions), among other things:

  . make restricted payments (as defined in the note purchase agreement);

  . grant or incur liens;

  . in the case of subsidiaries, incur debt;

  . make investments, loans and acquisitions;

  . enter into a merger, consolidation, sale of assets, acquisition or similar transaction;

  . make certain dispositions of assets;

  . sell or discount receivables;

  . enter into certain affiliate transactions;

  . enter into sale-leaseback transactions involving a fair market value exceeding $5.0 million;

  . make any change in its principles and methods of accounting as currently in effect, except as such changes are permitted by GAAP;

  . enter into or engage in any business which is not substantially similar to that which is currently existing;

  . modify their respective organizational documents;

  . enter into any agreement which would cause a default or an event of default or conflict with the agreements governing the notes;

  . in the case of subsidiaries, issue any equity interests;

  . in the case of subsidiaries, permit the sale of or disposal of any equity interests or debt;

  . enter into any agreement which contains covenants more restrictive than the note purchase agreement;

  . enter into any commodity swap agreement other than in the ordinary course of business with a term of less than 24 months; and

  . enter into put agreements granting put rights with respect to the equity interests of Inergy Propane or its subsidiaries.

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    Furthermore, the note purchase agreement contains the following financial covenants (subject to various exceptions):

  . the ratio of total indebtedness to EBITDA (as defined in the note purchase agreement) for the four fiscal quarters most recently ended may generally not exceed 4.5 to 1.0; and

  . the ratio of EBITDA to consolidated total interest expense (as defined in the note purchase agreement) for the four fiscal quarters most recently ended may not be less than 2.5 to 1.0.

   Each of the following is an event of default under the note purchase agreement:

  . default in payment of principal or make-whole amounts on any senior secured note when due;

  . default in payment of any interest on any senior secured note within three days of its due date;

  . violation of specified affirmative and negative covenants;

  . a default on any of the terms in the note purchase agreement or ancillary agreements that is not timely cured;

  . inaccuracy of representations and warranties made by Inergy Propane and affiliated entities;

  . an event that would cause Inergy Propane, its subsidiaries, IPCH
    Acquisition Corp. or the Registrant to be in default or cause prepayment of any of its indebtedness in excess of $1.0 million;

  . bankruptcy and other insolvency events of Inergy Propane, its subsidiaries, IPCH Acquisition Corp. or the Registrant;

  . judgments exceeding $1.0 million against Inergy Propane, its subsidiaries, IPCH Acquisition Corp. or the Registrant are not bonded, discharged or stayed within specified time periods;

  . any default and/or violation relating to any of our employee benefit plans;

  . the actual or asserted invalidity of a material provision in any of the guarantees relating to the notes;

  . the actual or asserted invalidity of a material provision in any of the security documents relating to the senior secured notes; and

  . any event of default under any ancillary agreement relating to the senior secured notes.

   If an event of default resulting from bankruptcy or other insolvency events occurs, the senior secured notes will become immediately due and payable. If any other event of default occurs and is continuing, holders of more than 33 1/3% in principal amount of the outstanding notes may at any time declare all the notes then outstanding to be immediately due and payable. If an event of default relating to nonpayment of principal, make-whole amounts or interest occurs, any holder of outstanding notes affected by such event of default may declare all the notes held by such holder to be immediately due and payable.

   In connection with the execution of the note purchase agreement, Inergy Propane, the lenders under its credit facility and the initial purchasers of the senior secured notes entered into an Intercreditor and Collateral Agency Agreement on June 7, 2002. This agreement appointed Wachovia Bank, N.A. to act as collateral agent and authorized Wachovia Bank to execute various security documents on behalf of the lenders under the credit facility and the initial purchasers of the senior secured notes. This agreement specifies various rights and obligations of Wachovia Bank and the other parties thereto in respect of the collateral securing Inergy Propane's obligations under the credit facility and the note purchase agreement.

   The note purchase agreement relating to the senior secured notes, the related guaranty agreements and the Intercreditor and Collateral Agency Agreement and various ancillary documents are filed as exhibits hereto and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

   (a) Financial Statements

       None.

   (b) Pro forma financial information.

       None.

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  (c) Exhibits.

   4.1 Note Purchase Agreement entered into as of June 7, 2002, by Inergy Propane, LLC and the purchasers named therein (incorporated by reference to Exhibit 4.4 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

   4.2 Parent Guaranty dated as of June 7, 2002, by Inergy, L.P. in favor of the noteholders named therein (incorporated by reference to Exhibit
        4.5 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

   4.3 Limited Guaranty dated as of June 7, 2002, by IPCH Acquisition Corp. in favor of the noteholders named therein (incorporated by reference to Exhibit 4.6 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

   4.4 Subsidiary Guaranty dated as of June 7, 2002, by the guarantors named therein in favor of the noteholders named therein (incorporated by reference to Exhibit 4.7 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

  99.1 Intercreditor and Collateral Agency Agreement entered into as of June 7, 2002, by and among Wachovia Bank, National Association, the lenders named therein and the noteholders named therein (incorporated by reference to Exhibit 10.19 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Inergy, L.P.

Date: June 13, 2002
                                        By:   /s/ R. Brooks Sherman, Jr.
                                           ------------------------------
                                           Name:  R. Brooks Sherman, Jr.
                                           Title: Chief Financial Officer

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                                 Exhibit Index

 Exhibit
 Number         Description
 -------        -----------
   4.1 Note Purchase Agreement entered into as of June 7, 2002, by Inergy Propane, LLC and the purchasers named therein (incorporated by reference to Exhibit 4.4 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

   4.2 Parent Guaranty dated as of June 7, 2002, by Inergy, L.P. in favor of the noteholders named therein (incorporated by reference to Exhibit
        4.5 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

   4.3 Limited Guaranty dated as of June 7, 2002, by IPCH Acquisition Corp. in favor of the noteholders named therein (incorporated by reference to Exhibit 4.6 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

   4.4 Subsidiary Guaranty dated as of June 7, 2002, by the guarantors named therein in favor of the noteholders named therein (incorporated by reference to Exhibit 4.7 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

  99.1 Intercreditor and Collateral Agency Agreement entered into as of June 7, 2002, by and among Wachovia Bank, National Association, the lenders named therein and the noteholders named therein (incorporated by reference to Exhibit 10.19 of Inergy, L.P.'s Registration Statement on Form S-1/A filed on June 13, 2002).

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